Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25H

NINTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Ninth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1.  Customer hereby requests and CSG agrees to provide, directly or through CSG’s vendor(s), Precision eMail™, as a Recurring Service under the Agreement.  Therefore, upon execution of this Amendment, the following changes are hereby made to the Agreement:

a.

Schedule C, “Recurring Services," and all other references to the Recurring Services in the Master Agreement shall also apply to Precision eMail™ as described in Exhibits C-7(a) and C-7(b) attached hereto; and

b.	Schedule C, shall be amended to add the following:

Precision eMail™……….………………………………………….…………………..Exhibits C-7(a)(b)

2.Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which include Exhibits C-7(a) and C-7(b), Schedule F shall be amended to include the following fees for the Precision eMail™ Service:

" CSG SERVICES; III. Payment Procurement; new Section F:  Precision eMail™"

Description of Item/Unit of Measure	Frequency	Fee
1.Implementation
a)Implementation Fee (Note 1)	*** ****	$*********
2.Recurring Fees
a)****** Subscription Fee (Note 2)	********	$*********
b)Bundle Fees Based on ****** Prepaid Volume, No Attachments (Note 3-5)
▪********** ($****** per Precision eMail™; overage fee $****** per Precision eMail™)	********	$*********
▪********** ($****** per Precision eMail™; overage fee $****** per Precision eMail™)	********	$*********
▪********** ($****** per Precision eMail™; overage fee $****** per Precision eMail™)	********	$**********
▪********** ($****** per Precision eMail™; overage fee $****** per Precision eMail™)	********	$**********
▪********** ($****** per Precision eMail™; overage fee $****** per Precision eMail™)	********	$**********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.Professional Services	*** ****	*****
4.Precision eMarketing™
a)Targeted Ad Inserts	*** ****	**** *** ******** ****

Note 1: Precision eMail™ will be implemented in accordance with a mutually agreed upon statement of work, which will include timeframes for performance of implementation of the Service.

Note 2: The ****** Subscription Fee shall be ****** in the event Customer’s Annual Prepaid Volume is ********** or greater.

Note 3: Precision eMail™ bundles are sold in ****** bundles; for example: **** ******* ****** bundle rate = $**********.

Note 4: Overage fee will be invoiced ******* to Customer and will apply if Customer exceeds its ****** bundle without purchasing a new bundle.

Note 5:  Precision eMail™ must be used within the ****** (**) ***** period; provided, however, CSG will allow Customer ******* (**) ****** to use the initial purchase of Precision eMail™.

3.  CSG anticipates delivery of the Customer requested enhancements in Release 2 of 2010 (currently scheduled for July, 2010).  Notwithstanding CSG's representation to deliver such enhancements and Customer's right to accept them, the forgoing timeframe may be impacted due to circumstances not foreseen at the time this Amendment is executed, and therefore, such enhancement delivery timeframe may be extended in CSG’s sole discretion.  Customer will be informed of such an extension and such revised delivery timeframe, which will be based on the CSG release schedule and the dates provided for those releases.  The aforementioned Customer enhancements are as follows:

a.Integration with CIT in order to enable (i) agent visibility into Customer's customer receipt of e-mail messages and (ii) agent the ability to instantly push Customer’s e-mail to Customer's customer; and

b.Suppression of the CSG call if the appointment is made up to a *********** (**) **** timeframe of the appointment.

4.  In the event CSG is unable to provide Customer with the enhancements described in paragraph 3 of this Amendment within the timeframes provided in paragraph 3 of this Amendment and without relieving CSG of its obligation to deliver such enhancements, CSG and Customer agree that CSG will provide the applicable of the following sole and exclusive remedies:

a.Integration with CIT - CSG will provide a credit on Customer’s next monthly invoice of the $****** Precision eMail™ Implementation fee, as referenced in Section 1.a of the table above.

b.Suppression of the CSG call - for each month this enhancement is delayed, the “per Precision eMail™” fee, as referenced in Section 2.b of the table above, for the appointment e-mails relative to the enhancement will be credited on Customer’s monthly invoice.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Joseph R. Stackhouse	By: /s/ Joseph T. Ruble
Title: SVP	Title: EVP - General Counsel
Name: Joseph R. Stackhouse	Name: Joe Ruble
Date: 12-30-09	Date: 1-8-10

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 1

Exhibit C-7(a)

Precision eMail™

A.PRODUCT DESCRIPTION

CSG’s Precision eMail™ is a web based email application that allows for real-time trigger or batch sends for transactional or campaign based email messages while providing real-time reporting on each send.  In addition, Precision eMail™ offers a business rules engine capable of creating dynamic targeted content within the email message in order to deliver unique content to each of Customer's subscribers.  Precision eMail™ and any supplemental components (“Modules”) will be implemented by CSG for Customer in a mutually agreed upon statement of work.

B.BASIC COMPONENTS OF PRECISION eMail™

Content Management:

Emails  -  Precision eMail™ is a type of email message delivered to Customer's Precision eMail™ subscribers.  Customer can create "batch" and "triggered" Precision eMail™ interactions.
Templates – A template is a defined layout that allows Customer to create a Precision eMail™ message.
Portfolio - A portfolio is a single entry point to manage the image, document, and media files that Customer uses and refers to in Customer's Precision eMail™.  Customer is able to see all of its stored digital assets together in the portfolio.
Content library – The content library is a folder that allows Customer to create and store static or dynamic content to be used in a Precision eMail™ message.
Surveys – The surveys feature allows Customer to create surveys that can be included in a Precision eMail™ message or landing page.

Subscriber management:

Lists - A list is a list of Customer's subscribers who have provided their email address(es) to Customer (i.e., "opted-in") for the purpose of receiving email messages from Customer and its service providers, including but not limited to Precision eMail™.
Groups - A group is a segment of a list.
Profile Management – Profile management is an attributes file which contains the attributes associated with Customer's subscribers in an account (up to one hundred fifty (150) per account).
Data Extensions - A data extension is a table within the Precision eMail™ database that contains Customer’s data. Usually, the data that Customer retains in a data extension relates to Customer's subscribers but does not fit within Customer's subscribers profile attributes.
Data Filters - Data filters provide a more sophisticated list segmentation than is available with the groups feature.  In addition to Customer's subscriber lists, data filters will allow Customer to segment other types of lists that Customer maintains in its data extensions.
Dynamic Content - With dynamic content boxes, multiple versions of a single content box exist; the version that will be seen by a Customer's subscriber will depend on such specific subscriber’s attributes.

Interactions:

Activities - Activities give Customer the ability to automate work that Customer does in Precision eMail™. Together with Messages and Programs, Activities can perform many of Customer’s recurring processes.
Messages - Messages give Customer the ability to select from a variety of channels (including without limitation email messaging) through which Customer will communicate with Customer’s subscribers.  Together with Activities and Programs, Messages can perform many of Customer’s recurring processes automatically.
Batch:  A batch Message send goes to Customer's subscribers that Customer has identified and at a time specified by Customer.
Trigger: A triggered Message send goes to Customer in response to Customer's subscriber's action.
Programs - Programs give Customer the ability to automate many recurring processes.  At a minimum, Customer will have the ability to create, schedule, start, stop, and skip individual scheduled instances of a Program in Precision eMail™.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Send Management:

Sender Profiles - Sender Profiles allow Customer to create specific “from” name and email addresses to be used when sending Precision eMail™.

Delivery Profiles –  Delivery Profiles allow Customer to create the footer and header message to be applied to a Precision eMail™ message.

Send Classification– Send Classifications allow Customer to mark each Precision eMail™ as either transactional or commercial.

Transactional Sends - Transactional Precision eMail™ messages, per CAN-SPAM, are primarily Precision eMail™ that "facilitates, completes, or confirms a commercial transaction that the recipient has previously agreed to enter into with the sender."
Commercials Sends - Commercial Precision eMail™ messages, per CAN-SPAM, are "any electronic mail message the primary purpose of which is the commercial advertisement or promotion of a commercial product or service."  Commercial messages must include a mechanism to unsubscribe, the physical mailing address of the sender, and (if unsolicited) a notice of advertisement.

Private IP and Domain - Each Precision eMail™ account allows Customer to specify a domain name to use with Customer’s subscribers' accounts as well as establishing Customer’s own IP address.

Tracking and Reporting – Tracking and Reporting provides for real-time reporting of Precision eMail™ deliverability and tracking of user interaction per Precision eMail™ message.

API – Set of web services that allows Customer to pass real-time Triggers and Batch sends via an external source.

C.DESIGNATED ENVIRONMENTS

“Designated Environment,” means the current combination of other computer programs and hardware equipment that CSG specifies for use with Precision eMail™, as identified on CGS’s website at https://my.csgsupport.com.  Customer will use commercially reasonable efforts to keep its hardware and software in conformance with the Designated Environment specifications that CSG may provide from time to time.

D.PRECISION eMAIL™ INFORMATION

Information regarding Precision eMail™, including information about use, availability and service levels, can be found at CSG’s website at https://my.csgsupport.com.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 2

Exhibit C-7(b)

Precision eMail™

TERMS AND CONDITIONS

Subject to the terms and conditions of the Agreement, as modified by this Exhibit, CSG will provide Precision eMail™ to Customer, and Customer engages CSG to provide such Product for Customer's use.  In the event of a conflict between this Exhibit and the Agreement, the terms and conditions of this Exhibit only with respect to CSG’s provision and Customer’s use of Precision eMail™, shall prevail.

1.	Definitions.

1.1	“Product” for purposes of this Exhibit, shall mean Precision eMail™, an electronic access to CSG’s vendor's email marketing software over a computer network and related technical support services.

2.

Customer Use.  Customer may use Precision eMail™ only in and for Customer’s own internal purposes and business operations.  Customer may not use Precision eMail™ in any manner for any third party (other than for Customer’s customers as provided herein).  No license or right to use, reproduce, translate, rearrange, modify, enhance, display, sell, lease, sublicense or otherwise distribute, transfer or dispose of Precision eMail™ accessed by Customer, in whole or in part, is granted, except as expressly provided in this Amendment.  Customer shall not reverse engineer, decompile, or disassemble the Precision eMail™ application software.  Nothing in this Agreement will entitle Customer to access or use the source code of Precision eMail™.

3.	Pricing. Precision eMail™ will be provided by CSG to Customer for the fees set forth in Schedule F of the Agreement.

3.

Indemnification.  Subject to Article 7 of the Agreement entitled “Indemnity,” Customer shall indemnify and hold CSG, its applicable vendors, and their officers, directors, employees and agents, harmless from and against any claims, losses, damages, liabilities, costs or expenses of any nature (including reasonable attorney’s fees) suffered or incurred by any of them to the extent that such are caused by or arise in connection with (i) Customer’s failure to comply with applicable law in relation to its use of Precision eMail™, (ii) CSG’s or its vendor’s use, in connection with the performance of Precision eMail™ and to the extent such use is authorized by this Amendment, of any email addresses, Customer's subscribers and use information, or other information that CSG or its vendor(s) obtains from Customer's subscribers for the purpose of providing Precision eMail™ to Customer, (iii) any content provided by Customer and used in conjunction with Precision eMail™, or (iv) any newsletters, or other materials sent by Customer using Precision eMail™.

4.	Customer's Representations and Warranties.

Customer represents and warrants to CSG that:

a.	Customer’s agreement to engage CSG to provide Precision eMail™ does not violate any agreement or obligation between Customer and any third party.

b.

To the best of Customer’s knowledge, neither any information delivered by Customer nor Customer’s performance hereunder will infringe on any copyright, patent, trade secret or other intellectual property right held by any third party.

c.

Customer shall not use Precision eMail™ in a manner that violates any international, federal, state or local law or regulation relating to individual privacy or the distribution of Precision eMail™ messages.  Customer shall not use Precision eMail™ for purposes of, or transmit via Precision eMail™,  (i) any unlawful, fraudulent, libelous, defamatory, obscene, pornographic, profane, threatening, abusive or otherwise objectionable information of any kind, including without limitation any transmissions constituting or encouraging conduct that would constitute a criminal offense, give rise to civil liability or otherwise violate any local, state, national or foreign law, including without limitation the U.S. export control laws and regulations; (ii) any chain letters, pyramid schemes or other deceptive, misleading and/or fraudulent content, (iii) any unsolicited commercial or non-commercial communications, (iv) any emails with deceptive, misleading or false subject lines or header

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

information that makes it difficult to identify the initiator of Precision eMail™, or (v) any information containing a virus, Trojan horse, worm, or other harmful component.

d.	Customer shall be solely responsible for any damages from Customer’s breach of the obligations and representations and warranties in this Exhibit.

5.

Customer shall ensure that each person as to whom addresses are provided to CSG by Customer (i) has been or will be given notice of Customer’s privacy policy (which policy shall not constitute an unfair or deceptive trade practice or be contrary to any privacy laws or requirements), (ii) has been or will be given a choice with respect to the use by Customer of such information for which applicable law requires Charter to obtain such person’s consent, (iii) has been or will be given access to information collected about such person to the extent such access is required by applicable law, (iv) can or will be categorized as an “opt-in” recipient by his, hers or its agreement (evidence of which may be written, electronic or other affirmative election) with Customer to receive such information via Precision eMail™, and (iv) has not and will not have notified Customer of his, hers or its desire not to receive Precision eMail™ (i.e., no such person has “opted out” of the receipt of Precision eMail™ with respect to Customer or its products or services). Upon notification to Customer from any person that such person desires not to receive Precision eMail™ or any of Customer's respective products or services, Customer will promptly unsubscribe such recipient. Customer has reviewed the Anti-Spam Policy and initialed and executed the Anti-Spam Certification set forth in Attachment 1, attached hereto and made a part hereof.

6.	CSG’s Representations and Warranties. CSG represents and warrants to Customer that:

a.	CSG’s agreement to provide Precision eMail™ to Customer does not violate any agreement or obligation between CSG and any third party.

b.	To the best of CSG’s knowledge, its provision of Precision eMail™ does not infringe any copyright, patent, trade secret or other intellectual property right held by any third party.

7.	Certifications and Acknowledgements. Customer certifies that it understands and acknowledges that:

a.

CSG or its vendor(s) may, at its sole discretion, refuse to distribute any Precision eMail™ content or other information provided by Customer that contains information that CSG or its vendor(s) has a reasonable basis to believe to be defamatory, infringing, or otherwise unlawful.

b.

CSG or its vendor(s) may, in its sole discretion, refuse to distribute any Precision eMail™ to any email address that CSG or its vendor(s) has a reasonable basis to believe has not granted permission (or otherwise “opted-in”) to Customer to send such Precision eMail™ or that CSG or its vendor(s) has a reasonable basis to believe is otherwise unlawful.

c.

To the best of Customer’s knowledge, neither CSG nor its vendor(s) has an obligation to review Precision eMail™ content, email addresses or related information provided by Customer to ensure that such comply with applicable laws, and Customer accepts full responsibility for its compliance with such laws.

d.	All email addresses shall be supplied solely by Customer. Neither CSG nor its vendor(s) have any obligation to supply, “scrub,” or otherwise verify the legal compliance of any email list.

e.

CSG and its applicable vendor(s) are electronic mail service providers.  Precision eMail™’s purpose and function is to enable Customer to send and/or receive emails.  CSG is only an intermediary in sending and/or receiving electronic mail.

f.

Neither CSG nor its vendor(s) will initiate, transmit or cause to be transmitted any Precision eMail™ created and/or delivered by Customer.  Customer is solely responsible for the creation, initiation and transmission of its Precision eMail™, including, but not limited to, the content of such Precision eMail™, the recipients of such Precision eMail™ and the timing of such Precision eMail™.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

8.

Outage Policy.  Except for routine maintenance and systems upgrading that is managed by CSG or its vendor(s)  to provide Customer's products and services, Precision eMail™ shall be ***** ********** *** *********** *** **** **** *********** ******* (**%) of the time, *********** (**) ***** per ***.  THE FOREGOING NOTWITHSTANDING, CUSTOMER ACKNOWLEDGES AND UNDERSTANDS THAT CSG DOES NOT WARRANT THAT TRANSMISSION OF EMAILS VIA PRECISION eMail™ WILL BE UNINTERRUPTED OR ERROR FREE AND THAT CSG AND ITS VENDOR(S) MAY OCCASIONALLY EXPERIENCE “HARD OUTAGES” DUE TO INTERNET DISRUPTIONS THAT ARE NOT WITHIN THEIR CONTROL.  ANY SUCH HARD OUTAGES SHALL NOT BE CONSIDERED A BREACH OF THIS AGREEMENT.

9.

Termination.  Any other provision to the contrary notwithstanding, CSG shall have the right to terminate Customer’s access to and use of Precision eMail™ at any time by providing Customer with  notice of termination in the event that Precision eMail™ is no longer available to CSG, unless and excluding the extent to which such unavailability is caused by CSG’s failure to comply with its contractual obligations or its obligations under applicable law, provided such unavailability is not a result of Customer’s failure to comply with its obligations hereunder.  Upon such termination, Customer's use of Precision eMail™ will terminate.  Promptly upon termination for any reason, Customer must return or destroy, as requested by CSG, all materials pertaining to Precision eMail™ (including all copies thereof).

9.

Third Party Beneficiary.  Customer understands and agrees that CSG’s vendor(s) for Precision eMail™ are third party beneficiaries to the Agreement to the limited extent applicable to the provision by CSG and use by Customer of Precision eMail™ pursuant to this Amendment and only for so long as naming such vendors as third party beneficiaries for this purpose is a contractual obligation between CSG and its vendor for Precision eMail™.

[Remainder of Page Deliberately Left Blank]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 1 to Exhibit B-2(b)

CSG Anti-Spam Policy

Customer certifies that it will use Precision eMail™ only to send emails to its subscribers and prospects that have provided their email address to Customer (opted-in) for the purpose of receiving email messages from Customer and its service providers, including but not limited to Precision eMail™.  Customer is forbidden to transmit unsolicited commercial email that does not comply with the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, codified at 15 U.S.C. §§ 7701 et seq. or other applicable law (“Spam”) via Precision eMail™.  CSG does not buy or sell email lists, nor does CSG allow Customer to use purchased or harvested email lists for use via Precision eMail™ (see below).

Additionally, CSG offers "confirmed opt-in" as an optional tool for Customer to use to help minimize allegations of spam and abuse. When a list is designated as “confirmed opt-in,” Precision eMail™ automatically sends a follow-up email to each subscriber on such lists asking the recipient to verify that he, she or it wishes to receive communications via Precision eMail™.  Only those subscribers responding affirmatively will be opted-in to future mailings sent via Precision eMail™.

CSG additionally requires that Customer stop mailing an existing list when it is determined to be in violation of CSG's anti-spam policies.  Repeated violations or failures to comply with CSG's anti-spam policies will result in termination of Customer’s access to Precision eMail™.

Customer's Agreement

Customer agrees not to send Spam via Precision eMail™.  For any Opt-in list of email addresses used via Precision eMail™, Customer agrees to provide CSG, upon reasonable advance written request from CSG, with the source of such email addresses, the method used for recipient sign-up, and details surrounding the process used, and whatever other reasonable information related to the transaction or sign-up process used by Customer which includes, but is not limited to, date and time of sign-up, hashed, IP address of sign-up, website from which sign-up originated, and whatever other information Customer requested at sign-up.

Customer certifies that it will not use rented or purchased lists, email append lists, or any other list that contains email addresses captured in any method other than via an opt-in basis (as defined above) in the Precision eMail™ system.  CSG retains the right to review Customer's lists and Precision eMail™ sends to verify that Customer is abiding by the privacy and permission policies set forth herein.  Customer is required to comply with this CSG’s policy and all applicable law.

CSG's Agreement to Protection of Subscriber and Privacy Protection

CSG agrees that it shall use reasonable security measures to protect against the loss, misuse and alteration of data used for Precision eMail™.  Email addresses provided for Precision eMail™ shall be maintained in a secure and private manner and not be used for any other purpose.

Receiving Email via Precision eMail™

Customer's subscribers and prospects shall receive emails via Precision eMail™ only from Customer and only on an "opt-in" basis.  Customer certifies that all email addresses transmitted via Precision eMail™ are from opt-in email addresses that have given permission to Customer to send them email messages, including those sent using Precision eMail™.  CSG does not allow or desire that Customer use Precision eMail™ to send unwanted mail or spam.

Reporting Unwanted Mail as Spam

In the event that Customer's subscribers or prospects do not recognize the originator of email received through Precision eMail™, he, she, or it  can report such event to CSG as spam by sending it to list-spamreport@csgsystems.com.  CSG shall receive, investigate, catalog, and take action based on such reported events.  In addition, such Precision eMail™ may be reported to any spam reporting entity, including Spamcop at www.spamcop.net.  Customer's subscribers' Precision eMail™ providers' (AOL, Hotmail, Yahoo) “report as spam” mechanism may also be used to notify the ISP of the spam message.  ISPs use this information to determine good senders from bad senders;  CSG will regularly work with ISPs to take action based on such data.  Alternatively, reputable anti-spam blacklist groups will identify a spam issue and inform ISPs of that issue.  CSG will work with anti-spam blacklist groups and will strive to address all issues to such groups' satisfaction.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Removal From the Precision EMail™ List:

Each email sent through Precision eMail™ shall contain a link that will allow a Precision eMail™ subscriber or prospect to unsubscribe from receiving Precision eMail™ from the sender.  Except for Care Express produced e-mails (with respect to which subscriber or prospect requests to unsubscribe from receiving Care Express related e-mail from the sender shall be sent to a Customer hosted site), CSG will provide Customer with a daily file containing the email address, date, time, and for each subscriber or prospect that has requested to unsubscribe from receiving Precision eMail™ from the sender. Each Precision eMail™ shall contain an easy and automated way to unsubscribe.  A Precision eMail™ subscriber or prospect shall also have the ability to change his, hers, or its expressed interest at any time and to have the ability to unsubscribe or change expressed interests by following instructions that shall be placed at the bottom of any Precision eMail™.

Information Will Not Be Shared, Sold or Rented

CSG will not share, sell, or rent individual, personal or other information without obtaining the Customer’s advance permission, unless ordered by a court of law.  Information submitted to CSG is available only to its employees responsible for managing such data.

Anti-Spam Policy information is available at: 888-275-1274; or email at: list-spamreport@csgsystems.com.

[Remainder of page deliberately left blank]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT 1 to Exhibit B-2(b) (CONTINUED)

Anti-Spam Certification Form

In order to comply with federal law, email best practices, and the policies set forth by ISPs and other email filtering organizations, CSG shall require Customer to certify compliance with the Anti-Spam email policy as well as the opt-in status, as defined in the policy, of any lists distributed using Precision eMail™.

If you, Customer (or Customer's vendor), cannot provide the certifications requested below, please contact a CSG representative to discuss the means by which Customer’s email distribution list(s) may be brought into compliance with CSG's opt-in list requirements.

First Certification: Anti-Spam Policy

I, or another member of my organization, have read and understand CSG’s Anti-Spam Policy (attached hereto).

JS
______________
initials

Second Certification: List Source

I certify that Customer (and/or its subsidiaries) is the owner of all email distribution lists distributed using Precision eMail™, and that Customer is solely responsible for the composition and membership of each list.

JS
______________
initials

Third Certification: List Opt-In Status

I certify that all email addresses transmitted by Customer via Precision eMail™ subscribers and prospects have given permission to Customer to send them email messages, including those from Precision eMail™.

JS
______________
initials

Certified by Customer: Charter Communications Holding Company, LLC (“Customer”) By: Charter Communications, Inc., its Manager
By: /s/ Joseph R. Stackhouse
Name: Joseph R. Stackhouse
Title: SVP
Date: 12-30-09